PRUDENT BEAR FUND                       ANNUAL REPORT     SEPTEMBER 30, 1998
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                                    PRUDENT
                                      BEAR
                                      FUND

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                     S&P 500        NASDAQ COMPOSITE     PRUDENT BEAR FUND
                     -------        ----------------     -----------------

12/28/95             $10,000             $10,000               $10,000
3/31/96              $10,536             $10,479                $9,519
9/30/96              $11,349             $11,694                $8,880
3/31/97              $12,625             $11,663                $9,018
9/30/97              $15,940             $16,114                $7,420
3/31/98              $18,685             $17,570                $6,822
9/30/98              $17,381             $16,231                $7,691



                    For the period ended September 30, 1998

                                         Annualized
                                           Since
                                        Commencement
                        One Year       of Operations
                        --------       -------------
Prudent Bear Fund         3.66%            (9.07)%
S&P 500                   9.05%            22.16%
NASDAQ Composite          0.73%            19.17%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 12/28/95 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders
of Prudent Bear Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of call options written and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers, LLC

Milwaukee, Wisconsin
November 19, 1998

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                                                          November 13, 1998

Dear Shareholder

The six months ended 9/30/98 marked an important period in America's financial history. This period will be remembered in the history books as being crucial because it marked the end of the "credit bubble", and the probable beginning of a horrible bear market. It was during this six months that both Russia and the famous hedge fund, Long Term Capital Management, collapsed, which caused credit spreads to go through the roof. (Credit spreads measure the difference in yields between US Treasury securities and riskier securities.) These two events will be considered as critical to the unwinding of the biggest financial and economic bubble in modern economic history. For the six months ended 9/30/98, the Prudent Bear Fund advanced by 12.75%, as compared to a 7.69% loss in the Standard & Poor's 500. The Fund lost money in the quarter ended 6/30/98, but was the best performing mutual fund in the entire country in the 9/30/98 quarter.

I will spend the vast majority of my letter focusing on the economy because I am very confident that I have drawn the right conclusions and these conclusions are the basis for the underlying positions that I am taking for the fund. Managing the short portfolio over the last six months has not been easy, and has proved extraordinarily frustrating for much of this period. It often seems that the more you know about a company's deteriorating fundamental prospects, the less it matters, and the faster the stock rises. We will always strive to manage the fund to deliver excellent results in the bear market that we believe has already begun. We believe that the October advance was merely a rally in a bear market that will soon resume, trapping a number of innocent investors who thought that the downturn was over.

It is amazing to us that so many experts are still operating under the traditional premise that as long as inflation and interest rates stay low, the stock market will not suffer a significant decline. Fifty out of 55 economists essentially made this bold, but preposterous, prediction on July 7th in a Wall Street Journal poll. The traditional economic model says that inflation and interest rates have to rise before the stock market normally declines, but these are not ordinary conditions. It seems extraordinarily clear to us that the danger facing the U.S. economy is the global deflationary force that is spiraling towards our shores. The only two historic models to consider in this unusual circumstance are Japan in the late 1980s and the US situation in the late 1920s. Both of these secular bear markets unfolded when inflation and interest rates were falling, and the domestic economy was strong.

OUR RECENT PROSPERITY HAS BEEN FUELED BY A CREDIT BUBBLE

It is now critically important to reassess the long-running US financial and economic boom, and recognize that what appeared to most as a sound and prosperous economy was actually much more a product of unprecedented credit excesses. In particular, financial credit allowed the massive leveraging of securities on the balance sheets of hedge funds, Wall Street securities firms and other financial institutions. Indeed, it was this profligate credit creation mechanism that was largely responsible for the explosive growth of today's $3.7 trillion mortgage and asset-backed securities market and the $430 billion junk bond market, where issuance of all these securities grew at a 70% rate in the first half of 1998. This financial excess has also been responsible for the boom in subprime consumer lending which has created hundreds of billions of high risk auto, credit card and mortgage debt that has been a great but unappreciated stimulant for the US economy. Just as the Japanese and Southeast Asian "Tiger" economies were perceived as economic miracles until the inevitable bursting of their respective credit bubbles, we see an alarming lack of understanding as to the true underpinnings of today's financial bubble and terribly maladjusted US economy. Only the Austrian School of economics, with its focus on credit excesses as being the root cause of business cycle booms and busts, provides the most logical basis for understanding the current environment.

History has proven time and again that long periods of economic prosperity with accommodative financing lead to excesses, usually as (1) confident consumers over-consume and (2) over-zealous companies borrow aggressively and invest in building too much capacity. The latter was certainly the case for businesses throughout Asia as extremely "easy money" led to massive overinvestments in manufacturing and basic industries. But such excesses have not been limited to just Asia, as GE Chairman, Jack Welch has said, there is "excess global capacity in virtually every industry." On the consumer side of the equation, demand has been boosted by the strong wealth effects from a skyrocketing stock market, but also from stretching credit use to an extreme. Household debt is now at an all-time high, having increased from 68% of personal disposable income to 95% over the last fifteen years. Financial historians will certainly look back with disbelief at financial institutions lending homeowners up to 125% of their home's value, providing extra cash to "take a vacation, buy a hot stock" or to buy more extravagant holiday gifts. Financial companies, which lend for plastic surgery, hair transplants, taxi medallions, restaurant franchises or, really just about anything, have proliferated. It hasn't seemed to matter, as this new ilk of lenders has been able to bundle and securitize these loans, much to the delight of an insatiable market appetite for risky securities.

But the problem with booms is that they eventually turn to "busts", leaving overcapacity that becomes ever-more problematic as overindebted consumers and businesses eventually must retrench. This can easily lead to a "vicious cycle", as deflationary conditions lead to excess supply, lower prices, unmanageable debt, default and a severe economic downturn. That is exactly what we are seeing throughout the Asian region, and this is now spreading elsewhere. Importantly, the current Asian depression is more of a global problem, as this region, after years of heavy investment, acts as much as the global price setter as the major manufacturer of most goods, as well as being the marginal buyer for many basic commodities. As domestic demand has collapsed following the financial meltdown, and with greatly depreciated currencies, these economies now have almost unlimited capacity and considerable pricing flexibility to destroy pricing and, hence, profitability for producers of goods, worldwide. We see this in many companies and industries we follow and the long-term implications of this major development are much unappreciated by Wall Street.

We have shown how the credit bubble fueled the economy and the last leg of this bull market. We are now highly confident that the bull market in stocks is over and the economy will deteriorate rapidly, now that the "Humpty Dumpty" of credit bubbles has fallen off the wall.

THE CREDIT BUBBLE HAS "POPPED"

The turmoil in Russia has been crucial to the end of the global credit cycle because it was there that the credit bubble first popped. Leveraged speculators who participated in Russian markets were also involved in leveraged speculation in most other markets around the globe. However, with massive losses and with yield spreads that have skyrocketed, these leveraged positions are going to have to be unwound. The ability and willingness to hold risky paper is disappearing.

This global de-leveraging is important because nothing has a greater impact on an economic sector than a change from an accommodative credit environment to a restrictive environment. As we discussed, exceptionally easy credit artificially prolonged the American business cycle. Tightening credit now spells trouble for the entire US economy, as it has been the jet fuel that has kept it humming. Excess capital has been funneled into marginal investments in plant and equipment, real estate, and common stocks.

There is no better indicator that America's credit bubble has popped than the disappearing junk bond market. In the first seven months of this year, corporations floated $110 billion of this low-grade debt. In August, only $3 billion of new junk bonds were issued. In addition, yield spreads have widened from 2.90 percentage points to 6.60 against Treasuries as investors have rushed to quality. Incredibly, in a market where investors once bought junk offerings at a rate of $15 billion a month, finding buyers is now a problem. This will have a profound effect on thousands of companies with overleveraged balance sheets that rely heavily on the capital markets for new financing. They are now finding credit more expensive or possibly unavailable at any cost.

As asset-backed securitizations dry up, as we've seen recently, credit for the consumer will also be eventually restricted. Subprime home equity lenders have been virtually shut out of the securitization market, causing Southern Pacific Funding to claim bankruptcy protection. Other subprime lenders (all held as short positions in BEARX), such as United Companies Financial and FirstPlus Financial, have seen their stocks drop 80%-90% in the last five months due to these troubles. There are also extremely serious problems in the commercial mortgage arena which have essentially "shut down" much commercial real estate activity. The "credit crunch" is here, and the last two cuts in short-term rates by the FED have not solved this problem. Credit spreads remain too high and will remain so, because it will be impossible to find new buyers to replace the leveraged purchasers of securities that existed before.

CAN'T THE FED FIX THIS?

Because the primary consequence of a bursting credit and asset bubble is deflation, most pundits believe the Federal Reserve can "flick a switch" and provide a quick cure by lowering interest rates and expanding the money supply. Economist after economist now tell CNBC viewers and Wall Street Journal readers that there can be no deflation as long as the Fed continues to cut rates. Multiple stock market strategists follow suit saying that the stock market should not decline further as long as interest rates are being cut. Yes, central bankers can add liquidity to the system, but importantly, cannot control where this liquidity goes, nor can they force bankers to lend or borrowers to borrow. This is why yield quality spreads rise, as the markets gravitate away from borrowers more likely to default. Monetary velocity will slow, and banks will restrict credit once defaults start to rise. The problem in both the global and American economy is too much credit, and attempting to loosen credit further will not solve any problems.

In our opinion, reducing interest rates will not save us from the deflationary problems that our global economy is now having. Lower short-term interest rates and an attempt to print money will not revive it. Economic jargon calls the inability of monetary policy to reinvigorate the economy "pushing on a string". With the current crisis in the current global economy, this theoretical example is now all too real. The easy money that fueled stock markets and economies around the world has dried up, and the deflationary forces that accompany the bust side of the boom will swamp government monetary and fiscal policy until the excesses are wrung out of the economy. History has shown us twice that even dramatic reductions in interest rates won't soften the bust side of a credit boom gone bad.

Japan represents the most recent living proof, where interest rates fell from 7% to almost 0% over eight years, and where the Japanese central bank has tried desperately to increase the money supply. Hundreds of billions of dollars of liquidity were injected into the system by the Bank of Japan but borrowers of this "hot money" avoided the deflationary conditions within the Japanese economy, choosing instead to fuel the financial asset bubble in the U.S. and Europe. Instead of helping the system, the BOJ actions only added to the instability of the global financial system that must now be dealt with. Even after all this massive easing, Japanese stocks just hit a 12-year low, and the IMF expects the Japanese economy to shrink by 2.5% this year. Japan's leaders say their economy stands on the verge of a "deflationary spiral" and their devastated banking system requires a massive taxpayer bailout.

In the 1930s, the U.S. also discovered that central bankers were no match for a ruptured credit bubble. This was the last time our country has experienced serious deflation. Most economists and Wall Street pundits believe that the Federal Reserve actually contributed to the economic collapse with tight monetary policy. Therefore, they claim that we will never have another deflationary bout, since the FED has learned its lesson and will be extremely accommodative. However, Murray Rothbard, a great economist who studied this period closely, found that the FED tried mightily to inject reserves, yet still there was a contraction in the money supply. After the stock market crash of 1929, the Fed cut the discount rate from 6% to 2% by the end of 1930. The discount rate dropped to as low as 1.5% in 1931 as the Fed frantically bought government securities in an attempt to expand the money supply. But the problem was the "pushing on a string" phenomenon. No matter how hard the Fed tried to provide "controlled reserves" to the banks by buying securities, it didn't succeed in increasing the money supply. The money supply actually shrank because banks were either unable or unwilling to increase their bank lending. Potential bank customers who were judged reasonable credit risks were unwilling to borrow because their earnings prospects were deteriorating, and they knew it was foolish to borrow and buy something today when the price would be lower next month. Therefore, there was a "demand" problem from potential creditworthy borrowers. Other entities wanting loans were often deemed to be poor credit risks in an environment of spiraling credit defaults. The problem was exacerbated as individuals hoarded cash and increased their savings, causing monetary velocity to plummet. The same circumstances ensue in every time period experiencing a full-fledged deflation, making "printing money" a great concept, but so difficult to accomplish.

There is no doubt that today the Federal Reserve is orchestrating a reliquification of the credit markets. Importantly, the Fed is much assisted in this task by a banking system now creating credit at an alarming rate and by Fannie Mae and Freddie Mac aggressively ballooning their balance sheets with mortgages. But this is no more than a desperate attempt to perpetuate a bubble by facilitating even more credit excesses, before the psychological effects of deflation have set in. This will prove worse than ineffective in the long term, with the furthering of even more egregious financial and economic dislocations. More credit may postpone the day of reckoning, but is simply not a cure for too much credit. We also believe that this policy will be also ineffectual in the short term as the bond market and currency markets will likely react negatively and force restraint of the current reckless extension of credit which will eventually exacerbate the coming recession. The problem in the global economy is not one of illiquidity, but insolvency.

PORTFOLIO MANAGEMENT COMMENTS

At the date of this letter, we have invested the fund roughly 75% in short sales and about 12% long, with a significant percentage of that in gold stocks. We have never been more confident in the stocks we are short, as their fundamental prospects are deteriorating badly. We are heavily short companies that will be negatively affected by the end of the credit bubble. We appreciate your continued confidence.

/s/David W. Tice

David W. Tice

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STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS:
  Investments, at value (cost $146,241,948)               $139,615,913
  Cash                                                         509,672
  Deposit at brokers for short sales                         3,169,869
  Receivable from broker for proceeds
     on securities sold short                              152,854,489
  Receivable for investments sold                            8,116,789
  Capital shares sold                                       15,002,492
  Interest receivable                                           87,146
  Other receivables                                            159,853
  Organizational expenses, net of
     accumulated amortization                                   13,701
  Other assets                                                  22,469
                                                           -----------
  Total Assets                                             319,552,393
                                                           -----------
LIABILITIES:
  Securities sold short, at value
     (Proceeds of $151,118,295)                            131,756,898
  Payable for securities purchased                          11,155,349
  Capital shares redeemed                                    2,318,292
  Options written, at value
     (Premiums received $210,555)                              160,925
  Payable to Adviser                                           175,648
  Dividends payable on short positions                          85,008
  Accrued expenses and other liabilities                       208,910
                                                           -----------
  Total Liabilities                                        145,861,030
                                                           -----------
NET ASSETS                                                $173,691,363
                                                           ===========

NET ASSETS CONSIST OF:
  Capital stock                                           $178,902,175
  Accumulated undistributed net
     investment income                                       2,492,208
  Accumulated undistributed net realized loss
     on investments sold, securities sold short
     and option contracts expired or closed               (20,488,012)
  Net unrealized appreciation
     (depreciation) on:
     Investments                                           (6,626,035)
     Short positions                                        19,361,397
     Written options                                            49,630
                                                           -----------
NET ASSETS                                                $173,691,363
                                                           ===========

  Shares outstanding
     (250,000,000 shares of $.0001
        par value authorized)
                                                            23,662,896
  Net Asset Value, Redemption Price
     and Offering Price Per Share                                $7.34
                                                                 =====


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
  Interest income                                          $ 4,628,421
  Dividend income on long positions
     (net of foreign taxes withheld of $578)                    27,430
                                                           -----------
  Total investment income                                    4,655,851
                                                           -----------

EXPENSES:
  Investment advisory fee                                      868,169
  Administration fee                                            35,798
  Shareholder servicing and accounting costs                   100,630
  Custody fees                                                  95,210
  Federal and state registration                                52,564
  Professional fees                                             71,838
  Distribution expense                                         173,634
  Reports to shareholders                                       22,805
  Directors' fees and expenses                                   3,366
  Amortization of organizational expenses                        6,015
  Other                                                         12,855
                                                           -----------
  Total operating expenses before
     dividends on short positions                            1,442,884
  Dividends on short positions                                 196,261
                                                           -----------
  Total expenses                                             1,639,145
                                                           -----------
  NET INVESTMENT INCOME                                      3,016,706
                                                           -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized loss on:
     Long transactions                                       (916,024)
     Short transactions                                    (6,787,121)
     Option contracts expired or closed                    (2,373,656)
     Futures contracts closed                              (1,560,074)
  Change in unrealized appreciation
     (depreciation) on:
     Investments                                           (7,576,636)
     Short positions                                        18,814,797
     Written options                                            64,704
                                                           -----------
  Net realized and unrealized
     loss on investments                                     (334,010)
                                                           -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                $ 2,682,696
                                                           ===========


                     See notes to the financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

                                       Year Ended         Year Ended
                                   September 30, 1998 September 30, 1997
                                   ------------------ ------------------
OPERATIONS:
  Net investment income               $  3,016,706         $ 1,471,882
  Net realized loss on:
     Long transactions                   (916,024)         (1,186,456)
     Short transactions                (6,787,121)         (5,853,271)
     Option contracts expired
       or closed                       (2,373,656)         (1,782,678)
     Futures contracts closed          (1,560,074)                   -
  Change in unrealized appreciation
     (depreciation) on:
     Investments                       (7,576,636)             991,276
     Short positions                    18,814,797           1,026,318
     Written options                        64,704            (15,074)
                                      ------------        ------------
  Net increase (decrease) in net
     assets resulting from operations    2,682,696         (5,348,003)
                                      ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME           (1,895,943)           (183,831)
                                      ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold            457,679,213          77,048,623
  Shares issued to holders in
     reinvestment of dividends           1,507,668             137,320
  Cost of shares redeemed            (312,781,980)        (52,480,055)
                                      ------------        ------------
  Net increase in net assets
     resulting from capital share
     transactions                      146,404,901          24,705,888
                                      ------------        ------------

TOTAL INCREASE IN NET ASSETS           147,191,654          19,174,054

NET ASSETS:
     Beginning of period                26,499,709           7,325,655
                                      ------------        ------------
     End of period (including
       undistributed net investment
       income of $2,492,208 and
       $1,367,233, respectively)      $173,691,363         $26,499,709
                                      ============        ============

                     See notes to the financial statements.

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FINANCIAL HIGHLIGHTS

                                                                                                         December 28, 1995<F1>
                                                                     Year Ended           Year Ended            through
Per Share Data:                                                  September 30, 1998   September 30, 1997  September 30, 1996
                                                                 ------------------   ------------------  ------------------
  Net asset value, beginning of period                                     $7.29               $8.88              $10.00
                                                                    ------------        ------------        ------------

Income from investment operations:
  Net investment income<F2>                                             0.29<F3>            0.62<F3>                0.09
  Net realized and unrealized (losses) on investments                     (0.01)              (2.06)              (1.21)
                                                                    ------------        ------------        ------------
  Total from investment operations                                          0.28              (1.44)              (1.12)
                                                                    ------------        ------------        ------------

Less distributions from net investment income                             (0.23)              (0.15)                   -
                                                                    ------------        ------------        ------------

Net asset value, end of period                                             $7.34               $7.29               $8.88
                                                                    ============        ============        ============

Total return<F4>                                                           3.66%             -16.44%             -11.20%

Supplemental data and ratios:
  Net assets, end of period                                         $173,691,363         $26,499,709          $7,325,655

  Ratio of operating expenses to average net assets<F5> <F6> <F7>          2.08%               2.59%               2.75%

  Ratio of dividends on short positions to average net assets<F6>          0.28%               0.34%               0.34%

  Ratio of net investment income to average net assets<F6> <F7>            4.34%               7.75%               4.07%

  Portfolio turnover rate                                                480.25%             413.25%              91.31%


<F1> Commencement of operations.
<F2> Net investment income before dividends on short positions for the periods ended September 30, 1998, September 30, 1997 and September 30, 1996 were $0.30, $0.65 and $0.10, respectively.
<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
<F4> Not annualized for the period December 28, 1995 through September 30, 1996.
<F5> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended September 30, 1998, September 30, 1997 and September 30, 1996 were 2.36%, 2.93% and 3.09%, respectively.
<F6> Annualized for the period December 28, 1995 through September 30, 1996.
<F7> Without expense reimbursements of $104,260 for the period ended September
     30, 1996, the ratio of operating expenses to average net assets would have been 8.64% and the ratio of net investment loss to average net assets would have been (1.83)%.

                     See notes to the financial statements.

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SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1998

    SHARES                                                       VALUE
   -------                                                      ------
            COMMON STOCKS - 13.7%<F1>
            BASIC MATERIALS - 7.4%<F1>
    84,000  AngloGold Limited - ADR                        $ 2,257,500
    90,000  Barrick Gold Corporation                         1,800,000
   104,400  Battle Mountain Gold Company                       632,925
    48,800  BGR Precious Metals, Inc.<F2><F7>                  367,711
    42,000  Cambior Inc.                                       249,375
 1,977,400  Campbell Resources Inc.<F2>                        803,319
 2,466,000  Canarc Resource Corporation<F2><F7>                468,576
   850,000  Canyon Resources Corporation<F2>                   318,750
    50,000  Compania de Minas Buenaventura S.A.-ADR            581,250
   310,000  Donner Minerals Ltd.<F2><F7>                        75,154
   442,800  Golden Star Resources Ltd.<F2>                     553,500
    30,000  Homestake Mining Company                           363,750
   434,500  International Precious Metals Corporation<F2><F8>    4,345
   200,000  International Uranium Corporation<F2><F7>           58,970
    50,000  Kinross Gold Corporation<F2>                       153,125
   525,738  Maxam Gold Corporation<F2>                          78,861
   100,000  Newmont Mining Corporation                       2,425,000
   150,000  Pan American Silver Corporation<F2>                881,250
   167,500  Randgold & Exploration Company Ltd. - ADR<F2>      120,391
   100,000  Rio Narcea Gold Mines, Ltd.<F2><F7>                183,462
    52,400  TVX Gold Inc.                                      140,825
   100,000  Viceroy Resource Corporation<F2><F7>               216,879
 1,750,000  William Resources Inc.<F2><F7>                     137,597
                                                        --------------
                                                            12,872,515
                                                        --------------
            CAPITAL GOODS - 0.3%<F1>
    60,000  Baldwin Technology Company, Inc. - Class A<F2>     330,000
    10,000  Durakon Industries, Inc.<F2>                       107,500
    20,000  UTILX Corporation<F2>                               77,500
                                                        --------------
                                                               515,000
                                                        --------------
            CONSUMER-CYCLICALS - 0.3%<F1>
    91,000  ADDvantage Media Group, Inc.<F2>                    42,656
     7,500  Computer Learning Centers, Inc.<F2><F5>             59,531
    29,875  Hollywood Park, Inc.<F2>                           309,953
 1,120,000  LS Capital Corporation<F2>                         100,800
   300,000  LS Capital Corporation
              (Acquired 2/19/98, Cost $87,000)
              <F2><F6><F8><F4>                                  22,950
                                                        --------------
                                                               535,890
                                                        --------------
            CONSUMER PRODUCTS  - 0.6%<F1>
    41,000  AEP Industries Inc.<F2>                            861,000
    40,000  Lakeland Industries, Inc.<F2>                      270,000
                                                        --------------
                                                             1,131,000
                                                        --------------
            ENERGY - 0.1%<F1>
    20,000  Calgon Carbon Corporation                          148,750
                                                        --------------

    SHARES                                                       VALUE
   -------                                                      ------
            ENTERTAINMENT & LEISURE - 0.2%<F1>
 1,000,000  Restaurant Brands New Zealand Limited<F7>      $   400,400
                                                        --------------
            FINANCIALS - 0.5%<F1>
     5,000  Loews Corporation                                  421,875
    25,000  Security First Technologies
              Corporation<F2><F5>                              371,875
                                                        --------------
                                                               793,750
                                                        --------------
            HEALTH CARE - 0.7%<F1>
    40,000  Advanced Neuromodulation Systems, Inc.<F2>         265,000
   400,500  Conceptus, Inc.<F2>                                300,375
    50,000  Organogenesis Inc.<F2><F5>                         521,875
    20,000  VIVUS, Inc.<F2><F5>                                 69,375
    10,000  Zonagen, Inc.<F2><F5>                              155,000
                                                        --------------
                                                             1,311,625
                                                        --------------
            TECHNOLOGY - 3.4%<F1>
    29,300  Applied Magnetics Corporation<F2><F5>              124,525
    33,600  Avant! Corporation<F2><F5>                         428,400
    28,500  BRC Holdings, Inc.<F2>                             484,500
    60,000  Forecross Corporation<F2><F7><F8>                  165,000
    30,000  In Focus Systems, Inc.<F2>                         180,000
    15,000  Intel Corporation<F5>                            1,286,250
    18,000  MindSpring Enterprises, Inc.<F2><F5>               747,000
    88,700  SEEC, Inc.<F2>                                     426,869
     4,100  STB Systems, Inc.<F2><F5>                           28,700
    44,000  SoftNet Systems, Inc.<F2><F5>                      445,500
     8,000  Transcrypt International, Inc.<F2><F5>              21,000
    43,000  Xilinx, Inc.<F2><F5>                             1,505,000
                                                        --------------
                                                             5,842,744
                                                        --------------
            WHOLESALE PRODUCTS - 0.2%<F1>
    74,300  Opta Food Ingredients, Inc.<F2>                    297,200
                                                        --------------
            TOTAL COMMON STOCKS
                (Cost $29,750,261)                          23,848,874
                                                        --------------

                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1998

CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------
            PUT OPTIONS PURCHASED - 6.5%<F1>
       300  Amazon.com, Inc.
               Expiration October 1998,
               Exercise Price $75.00                          $ 41,250
       300  Ambac Financial Group, Inc.
               Expiration November 1998,
               Exercise Price $45.00                            65,625
       300  America Online, Inc.
            Expiration October 1998,
               Exercise Price $80.00                            12,187
        50  AmeriCredit Corp.
               Expiration October 1998,
               Exercise Price $30.00                            28,750
       500  Associates First Capital Corporation - Class A
               Expiration November 1998,
               Exercise Price $60.00                           125,000
        80  Aviron
               Expiration October 1998,
               Exercise Price $17.50                            22,000
       300  Bankers Trust Corporation
               Expiration January 1999,
               Exercise Price $60.00                           273,750
       300  The Black & Decker Corporation
               Expiration November 1998,
               Exercise Price $50.00                           258,750
       350  Capital One Financial Corporation
               Expiration October 1998,
               Exercise Price $95.00                            87,500
       500  Centocor, Inc.
               Expiration January 1999,
               Exercise Price $35.00                           150,000
     1,500  The Chase Manhattan Corporation
               Expiration October 1998,
               Exercise Price $45.00                           534,375
        10  Cintas Corporation
               Expiration November 1998,
               Exercise Price $45.00                             1,437
            Cisco Systems, Inc.:
       450     Expiration October 1998,
               Exercise Price $53.375                           23,906
       225     Expiration October 1998,
               Exercise Price $60.00                            45,703
       300     Expiration October 1998,
               Exercise Price $63.375                          105,000
       400  Citicorp
               Expiration October 1998,
               Exercise Price $95.00                           215,000


CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------
            Clear Channel Communications, Inc.:
       500     Expiration October 1998,
               Exercise Price $40.00                        $   15,625
       280     Expiration October 1998,
               Exercise Price $45.00                            38,500
       200     Expiration October 1998,
               Exercise Price $47.50                            45,000
       175     Expiration January 1999,
               Exercise Price $40.00                            36,094
       160     Expiration January 1999,
               Exercise Price $47.50                            75,000
        70  Coca-Cola Enterprises Inc.
               Expiration October 1998,
               Exercise Price $25.00                             6,562
       800  Computer Learning Centers, Inc.
               Expiration October 1998,
               Exercise Price $7.50                             45,000
       300  Conseco, Inc.
               Expiration October 1998,
               Exercise Price $25.00                             9,375
       400  Coulter Pharmaceutical, Inc.
               Expiration October 1998,
               Exercise Price $20.00                            30,000
            Dell Computer Corporation:
       300     Expiration October 1998,
               Exercise Price $55.00                            16,875
       200     Expiration November 1998,
               Exercise Price $47.50                            22,500
       500     Expiration November 1998,
               Exercise Price $60.00                           175,000
       200  Dollar Tree Stores, Inc.
               Expiration October 1998,
               Exercise Price $30.00                            20,000
       700  Donaldson, Lufkin & Jenrette, Inc.
               Expiration October 1998,
               Exercise Price $30.00                           376,250
       300  Echostar Communications Corporation - Class A
               Expiration December 1998,
               Exercise Price $17.50                            26,250
       100  Elan Corporation plc - ADR
               Expiration October 1998,
               Exercise Price $60.00                             1,875
        30  Enhance Financial Services Group Inc.
               Expiration December 1998,
               Exercise Price $25.00                             2,250
       500  Excite, Inc.
               Expiration November 1998,
               Exercise Price $25.00                            65,625


                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1998

CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------

       300  Freddie Mac
               Expiration October 1998,
               Exercise Price $40.00                       $       300
       300  Global TeleSystems Group, Inc.
              Expiration October 1998,
               Exercise Price $30.00                            46,875
       150  Guidant Corporation
               Expiration October 1998,
               Exercise Price $65.00                             9,844
       250  The Home Depot, Inc.
               Expiration November 1998,
               Exercise Price $35.00                            34,375
       300  Household International, Inc.
               Expiration October 1998,
               Exercise Price $40.00                           121,875
       300  Illinois Tool Works Inc.
               Expiration October 1998,
               Exercise Price $50.00                            13,125
            The Inter@ctive Week Internet Index:
       100     Expiration October 1998,
               Exercise Price $300.00                            9,375
     1,200     Expiration November 1998,
               Exercise Price $320.00                        1,155,000
       200     Expiration November 1998,
               Exercise Price $370.00                          507,500
            Intermedia Communications Inc.:
       100     Expiration October 1998,
               Exercise Price $40.00                           157,500
       200     Expiration October 1998,
               Exercise Price $22.50                            13,750
       300  Johnson Controls, Inc.
               Expiration October 1998,
               Exercise Price $45.00                            16,875
       100  Labor Ready, Inc.
               Expiration November 1998,
               Exercise Price $20.00                            61,250
       200  Lehman Brothers Holdings Inc.
               Expiration October 1998,
               Exercise Price $35.00                           150,000
       100  Lincare Holdings Inc.
               Expiration November 1998,
               Exercise Price $35.00                            15,000
       750  Lucent Technologies Inc.
               Expiration October 1998,
               Exercise Price $67.50                           243,750
            MBIA, Inc.:
       230     Expiration October 1998,
               Exercise Price $55.00                            84,812


CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------
       400     Expiration November 1998,
               Exercise Price $55.00                       $   220,000
            MBNA Corporation:
       500     Expiration October 1998,
               Exercise Price $25.00                            15,625
       300     Expiration October 1998,
               Exercise Price $30.00                            71,250
       300     Expiration December 1998,
               Exercise Price $25.00                            33,750
            MGIC Investment Corporation:
       460     Expiration October 1998,
               Exercise Price $40.00                           163,875
        30     Expiration December 1998,
               Exercise Price $40.00                            12,937
       100  Mattel, Inc.
               Expiration October 1998,
               Exercise Price $37.50                            96,250
       150  Medtronic, Inc.
               Expiration November 1998,
               Exercise Price $55.00                            34,687
       500  Micrel, Incorporated
               Expiration October 1998,
               Exercise Price $25.00                            84,375
       210  MiniMed Inc.
               Expiration October 1998,
               Exercise Price $50.00                               210
       800  Northern Telecom Limited
               Expiration October 1998,
               Exercise Price $30.00                            95,000
       200  Novellus Systems, Inc.
               Expiration December 1998,
               Exercise Price $25.00                            53,750
            Owens Corning:
       550     Expiration October 1998,
               Exercise Price $35.00                           175,312
       200     Expiration December 1998,
               Exercise Price $35.00                            83,750
       200  Philadelphia Gold & Silver Index
               Expiration October 1998,
               Exercise Price $75.00                            87,500
       350  The PMI Group, Inc.
               Expiration December 1998,
               Exercise Price $55.00                           339,063
       200  Papa John's International, Inc.
               Expiration October 1998,
               Exercise Price $30.00                            19,375
       200  Providian Financial Corporation
               Expiration October 1998,
               Exercise Price $70.00                             7,500

                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1998

CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------
       100  Rambus Inc.
               Expiration February 1999,
               Exercise Price $35.00                           $ 6,875
       400  RealNetworks, Inc.
               Expiration November 1998,
               Exercise Price $20.00                            17,500
            S&P 100 Index:
       300     Expiration October 1998,
               Exercise Price $480.00                          320,625
       250     Expiration October 1998,
               Exercise Price $500.00                          462,500
            S&P 400 Midcap Index:
       450     Expiration October 1998,
               Exercise Price $270.00                          101,250
     2,100     Expiration October 1998,
               Exercise Price $290.00                          997,500
     1,000     Expiration October 1998,
               Exercise Price $300.00                          725,000
       200  Sanmina Corporation
               Expiration January 1999,
               Exercise Price $25.00                            58,750
       250  SEI Investments Company
               Expiration December 1998,
               Exercise Price $60.00                            84,375
       200  Silicon Valley Bancshares
               Expiration November 1998,
               Exercise Price $25.00                           182,500
       350  Sotheby's Holdings, Inc. - Class A
               Expiration October 1998,
               Exercise Price $20.00                            85,313
       400  Source Media, Inc.
               Expiration October 1998,
               Exercise Price $10.00                            97,500
            Sunbeam Corporation:
     1,200     Expiration October 1998,
               Exercise Price $5.00                             33,750
       200     Expiration October 1998,
               Exercise Price $7.50                             21,250
        60  Sylvan Learning Systems, Inc.
               Expiration November 1998,
               Exercise Price $25.00                            19,125
            United Companies Financial Corporation:
       140     Expiration November 1998,
               Exercise Price $15.00                           105,000
       100     Expiration November 1998,
               Exercise Price $17.50                            93,750



CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------

       300  United Technologies Coporation
               Expiration November 1998,
               Exercise Price $75.00                          $ 95,625
       600  VeriSign, Inc.
               Expiration December 1998,
               Exercise Price $25.00                           202,500
            Vitesse Semiconductor Corporation:
       550     Expiration October 1998,
               Exercise Price $25.00                           161,563
       370     Expiration January 1999,
               Exercise Price $25.00                           198,875
       300  WinStar Communications, Inc.
               Expiration January 1999,
               Exercise Price $17.50                            34,688
       200  Yahoo! Inc.
               Expiration October 1998,
               Exercise Price $65.00                             6,250
                                                        --------------
            TOTAL PUT OPTIONS PURCHASED
               (Cost $11,788,599)                           11,345,493
                                                        --------------

            CALL OPTIONS PURCHASED - 2.1%<F1>
     1,000  Barrick Gold Corporation
               Expiration October 1998,
               Exercise Price $22.50                            37,500
       500  Deutsche-Mark Spot Option<F8>
               Expiration October 1998,
               Exercise Price $59.00                           365,625
            Homestake Mining Company:
       500     Expiration October 1998,
               Exercise Price $7.50                            228,125
       500     Expiration January 1999,
               Exercise Price $7.50                            240,625
       700     Expiration January 1999,
               Exercise Price $12.50                            96,250
       500  Newmont Mining Corporation
               Expiration October 1998,
               Exercise Price $17.50                           343,750
            Philadelphia Gold & Silver Index:
       700     Expiration October 1998,
               Exercise Price $70.00                           542,500
     3,800    Expiration October 1998,
               Exercise Price $75.00                         1,828,750
                                                        --------------
            TOTAL CALL OPTIONS PURCHASED
                (Cost $4,058,440)                            3,683,125
                                                        --------------

                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONT.)
SEPTEMBER 30, 1998

    SHARES                                                       VALUE
   -------                                                      ------
            WARRANTS - 0.0%<F1>
            JVWeb, Inc.
   113,600     Expiration May 2001,
               Exercise Price $1.00 (Cost $0)                  $17,750
            LS Capital Corporation
   300,000     Expiration March 2000,
               Exercise Price $0.60 (Cost $3,000)                    0
                                                        --------------
            TOTAL WARRANTS PURCHASED
               (Cost $3,000)                                    17,750
                                                        --------------
            SHORT-TERM INVESTMENTS - 58.0%<F1>
            U.S. TREASURIES - 57.4%<F1>
 PRINCIPAL
   AMOUNT:  U.S. Treasury Bills:
$ 2,800,000 4.99%, 10/08/1998                                2,797,283
 9,100,000  4.89%, 10/29/1998                                9,065,357
 7,000,000  4.64%, 11/12/1998                                6,962,107
 4,000,000  4.76%, 11/19/1998                                3,974,084
 2,000,000  4.68%, 11/27/1998                                1,985,180
 6,700,000  3.98%, 12/03/1998                                6,653,334
16,900,000  4.14%, 12/10/1998                               16,763,955
13,000,000  4.14%, 12/17/1998                               12,884,885
13,000,000  4.15%, 12/24/1998                               12,874,121
13,000,000  4.23%, 12/31/1998                               12,860,991
13,000,000  4.24%, 01/07/1999                               12,849,954
                                                        --------------
TOTAL U.S. TREASURIES                                       99,671,251
                                                        --------------
            VARIABLE RATE DEMAND NOTES<F3> - 0.6%<F1>
$1,049,420  Sara Lee Corporation, 4.9437%                $   1,049,420
                                                        --------------
            TOTAL VARIABLE RATE DEMAND
               NOTES                                         1,049,420
                                                        --------------
            TOTAL SHORT-TERM INVESTMENTS
               (Cost $100,641,648)                        $100,720,671
                                                        --------------
            TOTAL INVESTMENTS
               (Cost $146,241,948) (see note 1)           $139,615,913
                                                        ==============

<F1> Calculated as a percentage of net assets.
<F2> Non-income producing security.
<F3> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 1998.
<F4> Restricted security.
<F5> Shares are held to cover all or a portion of a corresponding short position.
<F6> Private placement issue (trades at a 15% discount to market value).
<F7> Foreign security.
<F8> Fair valued security.

                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1998

    SHARES                                                       VALUE
   -------                                                      ------
    38,200  Aames Financial Corporation                    $   231,588
    35,000  Action Performance Companies, Inc.                 945,000
    22,000  Amazon.com, Inc.                                 2,455,750
    17,000  America Online, Inc.                             1,891,250
    60,000  AmeriCredit Corp.                                1,462,500
    25,000  Apollo Group, Inc. - Class A                       696,875
    15,000  Applebee's International, Inc.                     313,125
    29,300  Applied Magnetics Corporation                      124,525
    35,000  Applied Materials, Inc.                            883,750
    15,000  Arterial Vascular Engineering, Inc.                555,000
    35,000  Associates First Capital Corporation - Class A   2,283,750
    33,600  Avant! Corporation                                 428,400
    47,300  Aviron                                             730,194
    15,000  Avon Products, Inc.                                420,937
    30,000  BankAmerica Corporation                          1,803,750
    40,000  BEA Systems, Inc.                                  865,000
    50,000  Best Buy Co., Inc.                               2,075,000
    24,000  Bestfoods                                        1,162,500
    50,000  Biomatrix, Inc.                                  1,950,000
    28,000  BioTime, Inc.                                      252,000
    47,000  Biovail Corporation International                1,266,062
    35,400  Blue Rhino Corporation                             358,425
    19,800  Borders Group, Inc.                                440,550
    61,000  Brightpoint, Inc.                                  468,937
    70,000  CBS Corporation                                  1,697,500
    38,400  C-Cube Microsystems Inc.                           672,000
    57,000  CMAC Investment Corporation                      2,479,500
    24,300  CNS, Inc.                                           92,644
    69,900  CTC Communications Corp.                           397,556
    33,200  CalEnergy Company, Inc.                            879,800
    25,000  Carnival Corporation                               795,312
   105,000  Cellular Technical Services Company, Inc.           49,219
   100,000  Centocor, Inc.                                   3,962,500
   105,100  Chesapeake Energy Corporation                      124,806
    10,000  Citicorp                                           929,375
    30,000  Clear Channel Communications, Inc.               1,425,000
    21,000  Closure Medical Corporation                        441,000
    10,000  Coinmach Laundry Corporation                        98,750
   142,600  Computer Learning Centers, Inc.                  1,131,887
    30,000  Conseco, Inc.                                      916,875
    55,000  Coulter Pharmaceutical, Inc.                     1,368,125
   190,000  Credit Acceptance Corporation                    1,175,625
    50,000  Dal-Tile International Inc.                        453,125
    30,000  Dell Computer Corporation                        1,972,500
    86,100  Digital Lightwave, Inc.                            158,747

    SHARES                                                       VALUE
   -------                                                      ------
    16,600  Dispatch Management Services Corp.              $  222,025
    81,500  Doral Financial Corporation                      1,304,000
    30,000  EchoStar Communications Corporation - Class A      720,000
     5,000  EMCORE Corporation                                  39,062
    20,000  Envoy Corporation                                  437,500
    36,000  Excite, Inc.                                     1,469,250
    70,000  Exodus Communications, Inc.                      1,706,250
    73,100  First Alliance Corporation                         461,444
   170,200  FIRSTPLUS Financial Group, Inc.                  1,946,662
   100,000  Full House Resorts, Inc.                           193,750
    35,000  Gateway 2000, Inc.                               1,824,375
    38,000  Global TeleSystems Group, Inc.                   1,282,500
    10,000  Great Plains Software, Inc.                        472,500
    30,000  Guidant Corporation                              2,227,500
    12,000  Guitar Center, Inc.                                225,000
    70,000  Household International, Inc.                    2,625,000
    40,000  IDEC Pharmaceuticals Corporation                   950,000
    20,000  ISS Group, Inc.                                    637,500
    15,000  Illinois Tool Works Inc.                           817,500
    65,000  The Immune Response Corporation                    747,500
    46,000  Inhale Therapeutic Systems                       1,288,000
    32,000  Intel Corporation                                2,744,000
    40,000  Intelligroup, Inc.                                 680,000
    36,500  International Isotopes Inc.                        465,375
   100,000  Isis Pharmaceuticals, Inc.                       1,137,500
    40,000  Johnson Controls, Inc.                           1,860,000
    40,000  K2 Inc.                                            707,500
    26,500  Labor Ready, Inc.                                  387,562
    45,000  Lehman Brothers Holdings Inc.                    1,271,250
    14,400  Long Beach Financial Corporation                   133,200
    20,000  Lucent Technologies Inc.                         1,381,250
    24,000  MBIA,Inc.                                        1,288,500
    70,000  MBNA Corporation                                 2,003,750
    49,600  MacroChem Corporation                              313,100
    30,000  Mattel, Inc.                                       840,000
    35,000  Merrill Lynch & Co., Inc.                        1,658,125
    27,059  Metris Companies Inc.                            1,261,626
    75,000  Metromedia Fiber Network, Inc. - Class A         2,456,250
    60,000  Micrel, Incorporated                             1,590,000
    70,000  Microchip Technology, Incorporated               1,531,250
    36,000  MindSpring Enterprises, Inc.                     1,494,000
    20,000  Miravant Medical Technologies                      150,000
    30,000  Network Appliance, Inc.                          1,518,750
    11,200  Novellus Systems, Inc.                             294,000

                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------


SCHEDULE OF SECURITIES SOLD SHORT (CONT.)
SEPTEMBER 30, 1998

    SHARES                                                       VALUE
   -------                                                      ------
   110,500  Novoste Corporation                             $1,422,687
    33,000  Ocwen Financial Corporation                        288,750
    85,000  OmniAmerica, Inc.                                1,604,375
   109,700  Organogenesis Inc.                               1,144,994
    10,000  Outback Steakhouse, Inc.                           263,750
   110,000  Outdoor Systems, Inc.                            2,145,000
    47,500  PLC Systems Inc.                                   207,813
    20,000  The PMI Group, Inc.                                915,000
    40,000  Paging Network, Inc.                               241,250
    33,800  PathoGenesis Corporation                         1,128,075
    25,000  Pegasystems Inc.                                   384,375
    35,000  Peregrine Systems, Inc.                          1,408,750
     5,000  Presstek, Inc.                                      41,563
    90,000  RealNetworks, Inc.                               3,121,875
    25,000  Remedy Corporation                                 225,000
    27,400  SEI Investments Company                          1,904,300
     4,100  STB Systems, Inc.                                   28,700
    25,000  Safeskin Corporation                               789,063
    25,000  Security First Technologies Corporation            371,875
   135,900  SoftNet Systems, Inc.                            1,375,988
    15,000  Solectron Corporation                              720,000
    52,000  Southern Pacific Funding Corporation                29,250
    90,000  SportsLine USA, Inc.                             1,569,375
    40,000  Staff Leasing, Inc.                                705,000
    30,000  STMicroelectronics N.V. - NYS                    1,348,125
   106,500  Sunbeam Corporation                                745,500
    29,000  Taiwan Semiconductor Manufacturing
               Company Ltd. - ADR                              355,250
    15,000  Telecomunicacoes Brasileiras S.A. -
               Telebras - ADR                                1,035,000
    10,000  Telefonica S.A. - ADR                            1,079,375
    16,200  Templeton Russia Fund                              131,625
    64,600  Transcrypt International, Inc.                     169,575
    70,000  Triton Energy Limited                              695,625
   110,000  Trump Hotels & Casino Resorts, Inc.                405,625
    10,000  UAL Corporation                                    648,125
    10,500  Ugly Duckling Corporation                           54,469
    52,500  Ultratech Stepper, Inc.                            797,344
    29,900  United Companies Financial Corporation             239,200
    27,000  US Airways Group, Inc.                           1,366,875
    35,500  VERITAS Software Corporation                     1,961,375
    25,000  Vimpel-Communications - ADR                        131,250
   118,800  VIVUS, Inc.                                        412,088
   150,000  WEBS-Hong Kong                                   1,050,000
    43,000  Xilinx, Inc.                                     1,505,000


    SHARES                                                       VALUE
   -------                                                      ------

    10,000  Yahoo! Inc.                                   $  1,295,000
     4,200  Zenith Electronics Corporation                       2,394
    15,500  Zonagen, Inc.                                      240,250
                                                        --------------
            TOTAL SECURITIES SOLD SHORT
               (Proceeds $151,118,295)                    $131,756,898
                                                        ==============



WEBS - World Equity Benchmark Shares
NYS - New York Shares

                     See notes to the financial statements.

----------------------------------------------------------------------------
PRUDENT BEAR FUND
----------------------------------------------------------------------------

SCHEDULE OF CALL OPTIONS WRITTEN
SEPTEMBER 30, 1998

CONTRACTS (100 SHARES PER CONTRACT)                              VALUE
-----------------------------------                             ------
       100  ASM Lithography Holding N.V.
               Expiration October 1998,
               Exercise Price $37.50                         $     100
       200  Dell Computer Corporation
               Expiration November 1998,
               Exercise Price $70.00                            91,250
       300  Global TeleSystems Group, Inc.
               Expiration October 1998,
               Exercise Price $35.00                            69,375
       200  Triton Energy Limited
               Expiration November 1998,
               Exercise Price $35.00                               200
                                                              --------
            TOTAL CALL OPTIONS WRITTEN
               (Premiums received $210,555)                   $160,925
                                                              ========


                     See notes to the financial statements.

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PRUDENT BEAR FUND
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NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of one series, Prudent Bear Fund (the "Fund"). The investment objective of the Fund is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, and effect transactions in stock futures contracts, options on stock index futures contracts and options on securities and stock indexes. The Fund commenced operations on December 28, 1995.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Fund has reimbursed the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks and securities sold short that are listed on a security exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 1998, such securities represent 0.3% of investments, at value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Transactions with Brokers for Short Sales - The Fund's receivable from broker for proceeds on securities sold short is with two major security dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     c) Written Option Accounting - The Fund writes (sells) call options for trading purposes and writes put options for hedging purposes. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

     d) Collateral on Short Sales and Written Options - All non-restricted long securities, excluding options and warrants, have been committed as collateral for short sales and written options.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Fund for trading purposes and call option contracts are held by the Fund for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

     h) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income includes $2,492,321 of interest earned on receivables from brokers for proceeds on securities sold short. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                     Year Ended              Year ended
                                 September 30, 1998      September 30, 1997
                                 ------------------      ------------------

     Shares sold                     64,975,126              9,350,759
     Shares issued to holders in
      reinvestment of dividends         189,644                 16,193

     Shares redeemed               (45,136,010)            (6,557,650)
                                   ------------           ------------
     Net increase                    20,028,760              2,809,302

     Shares Outstanding:
       Beginning of period            3,634,136                824,834
                                   ------------           ------------
       End of period                 23,662,896              3,634,136
                                   ============           ============

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Fund for the year ended September 30, 1998, were $116,544,753 and $91,765,256, respectively.

     At September 30, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                                 $5,392,339
     (Depreciation)                             (12,590,399)
                                                ------------
     Net depreciation on investments            $(7,198,060)
                                                ============

     At September 30, 1998, the cost of investments for federal income tax purposes was $146,813,973.

     At September 30, 1998, the Fund had accumulated net realized capital loss carryovers of $6,808,285, $29,396 expiring in 2004, $9,141 expiring in 2005 and $6,769,748 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses through September 30, 1998 of $9,293,713 which are not recognized for tax purposes until the first day of the following fiscal year.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with David W. Tice & Associates, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     The Investment Adviser agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.75% of the net assets of the Fund.

     Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

 5.  SHORT POSITIONS

     For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

6.   OPTION CONTRACTS WRITTEN
     The premium amount and the number of option contracts written during the year ended September 30, 1998, were as follows:

                                 Premium Amount    Number of Contracts
                                 --------------    -------------------
     Options outstanding at
        September 30, 1997         $   157,426               900
     Options written                 3,087,378            10,980
     Options closed                (1,985,136)           (6,557)
     Options exercised               (129,209)             (600)
     Options expired                 (919,904)           (3,923)
                                   -----------       -----------
     Options outstanding at
        September 30, 1998         $   210,555               800
                                   ===========       ===========

7.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. The currently approved rate is 0.25% of average daily assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $173,634 pursuant to the Plan for the year ended September 30, 1998.

INVESTMENT ADVISER
    DAVID W. TICE & ASSOCIATES, INC.
    8140 WALNUT HILL LANE, SUITE 405
    DALLAS, TEXAS 75231
    HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
    FIRSTAR MUTUAL FUND SERVICES, LLC
    615 EAST MICHIGAN STREET
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

CUSTODIAN
    FIRSTAR BANK MILWAUKEE, N.A.
    P.O. BOX 701
    MILWAUKEE, WISCONSIN 53201

INDEPENDENT ACCOUNTANTS
    PRICEWATERHOUSECOOPERS LLP
    MILWAUKEE, WISCONSIN

LEGAL COUNSEL
     FOLEY & LARDNER
     MILWAUKEE, WISCONSIN